UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23396

Rimrock Funds Trust

(Exact name of registrant as specified in charter)

100 Innovation Drive, Suite 200

Irvine, California 92617

(Address of principal executive offices) (Zip code)

Robert S. De Leon, Esquire

Rimrock Capital Management, LLC

100 Innovation Drive, Suite 200

Irvine, California 92617

(Name and address of agent for service)

Copy to:

John J. O’Brien, Esquire

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103

Registrant's telephone number, including area code: (949) 381-7800

Date of fiscal year end: May 31

Date of reporting period: May 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

RIMROCK CORE BOND FUND

ANNUAL REPORT

May 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 800-613-4924 or 312-557-1402. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary.

This report is submitted for the general information of the Shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

A MESSAGE FROM
SCOTT DUBCHANSKY
PRESIDENT/CHAIR OF THE BOARD

Dear Shareholders,

Thank you for your participation in the Rimrock Core Bond Fund. The first year of operations concluded on May 31, 2020, and what a memorable year it has been. In addition to our shareholders, we want to thank the many others required to launch an Investment Company including our Board of Trustees, various service providers, and the entire staff of the adviser to the Fund.

Professionally, the management team at Rimrock has been fortunate to have thrived for decades in our industry. Rimrock has built a team of world class professionals who have observed the evolution of the financial markets over the past forty years, and we are grateful for your confidence in our ability to help meet your investment objectives. Fixed income asset management has changed radically into a highly complex set of product offerings of which our talent must assess risk vs. reward on an everyday basis. The debate continues regarding active vs. passive management style, and we continue to believe the human capital of the adviser can produce sufficient incremental return to reward investors in the fullness of time. Remarkably, amidst the progression of a global pandemic, financial markets continued to operate reasonably smoothly. The arrival of COVID 19 on the continental U.S. caught policy makers off guard, but the financial services industry was well prepared for exogenous shocks capable of causing market and operations dislocations. While increased volatility impacted many securities’ prices, all mission critical functions continued to operate as planned. We thank all of our health care professionals for their never ending care, and all essential services workers for their commitment to society as a whole.

Tragically, over the past few months, the U.S. population has witnessed the obvious injustices brought upon people of color in our society. In spite of the pandemic placing individual health at great risk, citizens of all race, age, and background have come together to express their outrage over a society that has failed to address the facts. The statistics are irrefutable. Whether issues of education, healthcare, prison reform, income inequality, or food insecurity, we must respond with solutions for change. Indi-vidually, and as an industry, we must do more to address racism. The senior management team at Rimrock is committed to being agents for change. Kindness and compassion have been embedded in the culture at Rimrock, but we must act to extend opportu-nities to people of color and to lift up all we can touch.

Scott Dubchansky

President, and Chairman of the Board

RIMROCK CORE BOND FUND

TABLE OF CONTENTS

2	PORTFOLIO MANAGEMENT COMMENTARY

3	STATEMENT OF ASSETS AND LIABILITIES

4	STATEMENT OF OPERATIONS

5	STATEMENT OF CHANGES IN NET ASSETS

6	FINANCIAL HIGHLIGHTS

7	SCHEDULE OF INVESTMENTS

12	NOTES TO THE FINANCIAL STATEMENTS

20	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

21	FUND EXPENSES

22	TRUSTEES AND OFFICERS

24	FOR MORE INFORMATION

RIMROCK CORE BOND FUND

PORTFOLIO MANAGEMENT COMMENTARY

The COVID-19 pandemic had a dramatic impact on the financial markets during the final quarter of the Fund’s fiscal year ended May 31, 2020. Shelter-in-place orders imposed nationwide resulted in the closing of millions of businesses and a spike in jobless claims to historic levels. As a result, risk assets sold off dramatically, with the S&P 500 falling by nearly 34% at the lows on March 23. Similarly, spreads on corporate and mortgage-backed securities widened as fixed income funds were forced to meet investor redemptions, and other more levered participants in the fixed income market (e.g. mortgage REITs and hedge funds) were forced to liquidate positions in order to meet margin calls. The result was a fierce and rapid decline in asset prices that was finally halted by equally powerful fiscal and monetary stimulus from the Federal Reserve and the Federal government.

Domestically, the economy lost 17.8 million jobs during the reporting period, while unemployment spiked to 13.3% in May. U.S. GDP growth is projected to have dropped at an annualized rate of 40 - 50% in the second quarter, though estimates vary widely. Against this volatile backdrop, the Fund’s return of 5.20% underperformed the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index return of 8.06% during the 11 month fiscal year ended May 31, 2020.

The Fund’s overweight to non-agency residential mortgage backed securities and multi-family commercial mortgage backed securities were the largest detractors from performance, as spreads in both of these sectors widened dramatically in March. The Fund’s Duration positioning also detracted from performance as the Fund was approximately 0.75 years short duration versus the benchmark. Offsetting this was the carry advantage of the portfolio versus the benchmark.

The Fund’s positioning throughout the year has been to overweight risk assets and to maintain a bias to short duration versus the index. The motivation for this positioning was that as recently as February, the U.S. economic expansion appeared to be intact, and the portfolio managers felt that a normalizing of the risk premium at the long end of the yield curve would result in a sell-off in interest rates. Unfortu-nately, the sudden rapid economic deterioration that began in March resulted in a dramatic widening in spreads and a rally in Treasury rates. The portfolio managers are comfortable with the credit profiles of the RMBS and CMBS positions in the portfolio, so there were no sales during the quarter. Prices in both of these sectors have started to rebound materially. The portfolio managers did take advantage of lower asset prices to re-invest cash in securities during the quarter.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for period ended May 31, 2020

SINCE INCEPTION
TOTAL RETURN	06/28/19
Rimrock Core Bond Fund	5.20%
Bloomberg Barclays U.S. Aggregate Bond Index	8.06%

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

RIMROCK CORE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES	MAY 31, 2020

ASSETS:
Investments, at fair value (Cost $5,436,296)	$5,543,223
Interest income receivable	37,657
Prepaid and other assets	55,884
Total Assets	5,636,764
LIABILITIES:
Payable for securities purchased	62,508
Investment advisory fees	1,389
Distributions payable to shareholders	11
Trustee fees	14,347
Accrued other liabilities	44,943
Total Liabilities	123,198
Net Assets	$5,513,566
ANALYSIS OF NET ASSETS:
Capital stock	$5,392,847
Distributable Earnings	120,719
Net Assets	$5,513,566
Shares Outstanding ($0.0001 par value, unlimited authorization):	541,535
Net Asset Value, Redemption and Offering Price Per Share:	$10.18

See Notes to the Financial Statements.

RIMROCK CORE BOND FUND

STATEMENT OF OPERATIONS	FOR THE PERIOD FROM JUNE 28, 2019 TO MAY 31, 2020 [1]

INVESTMENT INCOME:
Interest income	$171,284
Total investment income	171,284
EXPENSES:
Investment advisory fees	14,628
Administration fees	5,888
Custody fees	7,571
Accounting fees	2,926
Transfer Agent fees	975
Registration fees (includes blue sky fees)	15,255
Printing fees	9,970
Audit fees	9,970
Tax fees	6,481
Legal fees	109,629
12b-1 Distribution fees	12,190
Trustee fees and expenses	64,841
Insurance fees	5,993
Other expenses	4,984
Total Expenses	271,301
Less expenses reimbursed by investment adviser	(239,607)
Net Expenses	31,694
Net investment income	139,590
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	29,206
Net change in unrealized appreciation (depreciation) on:
Investments	106,927
Net Gains	136,133
Net Increase in Net Assets Resulting from Operations	$275,723

[1]	Fund commenced operations on June 28, 2019

See Notes to the Financial Statements.

RIMROCK CORE BOND FUND

STATEMENT OF CHANGES IN NET ASSETS	FOR THE PERIOD FROM JUNE 28, 2019 TO MAY 31, 2020 [1]

2020
OPERATIONS:
Net investment income	$139,590
Net realized gains	29,206
Net change in unrealized appreciation	106,927
Net Increase in Net Assets Resulting from Operations	275,723
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions	5,413,987
Net Increase in Net Assets Resulting from Capital Share Transactions	5,413,987
DISTRIBUTIONS PAID:
From distributable earnings	(155,004)
From tax return of capital	(21,140)
Total Distributions Paid	(176,144)
Total Increase in Net Assets	5,513,566
NET ASSETS:
Beginning of period	—
End of period	$5,513,566

[1]	Fund commenced operations on June 28, 2019

See Notes to the Financial Statements.

RIMROCK CORE BOND FUND

FINANCIAL HIGHLIGHTS	FOR THE PERIOD ENDED MAY 31,

2020[1]
Net Asset Value, Beginning of Period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income[2]	0.27
Net realized and unrealized gain	0.24
Total from Investment Operations	0.51
LESS DISTRIBUTIONS PAID:
From net investment income	(0.23)
From net realized losses	(0.06)
From tax return of capital	(0.04)
Total Distributions Paid	(0.33)
Net Asset Value, End of Period	$10.18
Total Return[3]	5.20%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period	$5,513,566
Ratio to average net assets of:[4]
Expenses, net of reimbursements and credits	0.65%
Expenses, before reimbursements and credits	5.56%
Net investment income, net of reimbursements and credits	2.87%
Net investment income, before reimbursements and credits	(2.04%)
Portfolio Turnover Rate	151.93%

[1]	Fund commenced operations on June 28, 2019
[2]	Net investment income per share was calculated using the average shares outstanding method.
[3]	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.
[4]	Annualized for periods less than one year.

See Notes to the Financial Statements.

RIMROCK CORE BOND FUND

SCHEDULE OF INVESTMENTS	MAY 31, 2020

	PRINCIPAL	VALUE
	AMOUNT	(IN USD)
CORPORATE BONDS – 14.8%
Communications – 1.9%
Charter Communications Operating LLC/Charter Communications Operating Capital, 5.05%, 3/30/29	55,000	64,381
Comcast Corp., 4.15%, 10/15/28	35,000	41,445
		105,826
Consumer/Retail – 0.8%
Home Depot (The), Inc., 3.13%, 12/15/49	40,000	43,263
Energy – 2.0%
ConocoPhillips Holding Co., 6.95%, 4/15/29	25,000	34,367
Enterprise Products Operating LLC, 3.13%, 7/31/29	35,000	37,050
Kinder Morgan, Inc., 4.30%, 3/1/28	35,000	39,072
		110,489
Healthcare – 3.5%
Anthem, Inc., 3.70%, 9/15/49	40,000	44,608
Centene Corp., 5.38%, 6/1/26	35,000	37,012
HCA, Inc.,
4.13%, 6/15/29	20,000	21,732
5.25%, 6/15/49	20,000	23,573
UnitedHealth Group, Inc.,
2.88%, 8/15/29	20,000	22,311
4.45%, 12/15/48	35,000	45,944
		195,180
Media/Entertainment – 0.7%
Fox Corp.,
4.71%, 1/25/29	35,000	40,933
Media/Leisure – 1.0%
Activision Blizzard, Inc.,
3.40%, 6/15/27	35,000	38,132
4.50%, 6/15/47	15,000	18,913
		57,045
Technology – 1.1%
Equinix, Inc.,
5.38%, 5/15/27	55,000	59,214
	PRINCIPAL	VALUE
	AMOUNT	(IN USD)
CORPORATE BONDS - 14.8% continued
Telecom/Cable – 0.8%
Comcast Corp., 4.25%, 10/15/30	35,000	42,223
Utilities – 3.0%
Edison International, 4.13%, 3/15/28	10,000	10,431
Florida Power & Light Co., 3.15%, 10/1/49	55,000	61,744
San Diego Gas & Electric Co., 4.10%, 6/15/49	35,000	41,321
Sempra Energy, 3.80%, 2/1/38	10,000	10,649
Southern California Edison Co., 3.65%, 3/1/28	35,000	38,661
		162,806
Total Corporate Bonds
(Cost $773,938)		$816,979

COMMERCIAL MORTGAGE BACKED SECURITIES – 17.1%
Government Agency - Interest Only – 11.5%
Freddie Mac Multifamily Structured Pass Through Certificates, Series K094, Class X1, 0.88%, 6/25/29(1) (2)	2,698,474	177,776
Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1512, Class X1, 0.91%, 4/25/34(1) (2)	2,097,048	177,261
Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1514, Class X1, 0.70%, 10/25/34(1) (2)	1,499,279	87,313
Freddie Mac Multifamily Structured Pass Through Certificates, Series K152, Class X1, 0.96%, 1/25/31(1) (2)	2,693,404	189,867
		632,217
Non Agency – 1.8%
DBUBS Mortgage Trust, Series 2011-LC2A, Class A1FL, (Floating, ICE LIBOR USD 1M + 1.35%, 1.35% Floor), 1.55%, 7/12/44(1)	68,308	68,483

See Notes to the Financial Statements.

RIMROCK CORE BOND FUND

SCHEDULE OF INVESTMENTS	MAY 31, 2020

	PRINCIPAL	VALUE
	AMOUNT	(IN USD)
COMMERCIAL MORTGAGE BACKED SECURITIES - 17.1% continued
Non Agency – 1.8% continued
JP Morgan Chase Commercial
Mortgage Securities Trust, Series
2014-C19, Class A2, 3.05%,
4/15/47	4,942	4,992
JPMBB Commercial Mortgage
Securities Trust, Series 2015-C31,
Class A2, 3.01%, 8/15/48	24,848	24,847
		98,322
Non Agency - Interest Only – 3.8%
GS Mortgage Securities Trust, Series
2015-GC32, Class XA, 0.76%,
7/10/48(1) (2)	3,586,619	108,369
GS Mortgage Securities Trust, Series
2016-GS3, Class XA, 1.24%,
10/10/49(1) (2)	652,637	33,851
Morgan Stanley Bank of America
Merrill Lynch Trust, Series 2015-C26,
Class XA, 1.02%, 10/15/48(1) (2)	1,697,504	69,006
		211,226
Total Commercial Mortgage Backed
Securities
(Cost $991,179)		$941,765

RESIDENTIAL MORTGAGE BACKED SECURITIES – 61.7%
Government Agency – 25.8%
Fannie Mae REMIC, Series 2001-29,
Class Z, 6.50%, 7/25/31	52,440	60,869
Fannie Mae REMIC, Series 2003-58,
Class M, 3.50%, 7/25/33	20,314	22,050
Fannie Mae REMIC, Series 2005-68,
Class PG, 5.50%, 8/25/35	87,440	99,699
Fannie Mae REMIC, Series 2006-77,
Class PC, 6.50%, 8/25/36	39,047	44,831
Fannie Mae REMIC, Series 2007-22,
Class PA, 5.50%, 3/25/37	5,260	5,747
Fannie Mae REMIC, Series 2008-46,
Class JA, 4.50%, 5/25/38	40,154	43,890
Fannie Mae REMIC, Series 2010-53,
Class ZJ, 5.00%, 7/25/40	29,523	37,652
Fannie Mae REMIC, Series 2011-146,
Class LX, 3.50%, 10/25/40	190,000	204,897
Fannie Mae REMIC, Series 2012-17,
Class CW, 2.00%, 11/25/30	14,150	14,375
Fannie Mae REMIC, Series 2012-32,
Class DU, 2.50%, 4/25/26	19,658	19,908
Fannie Mae REMIC, Series 2013-113,
Class HA, 3.00%, 11/25/31	1,703	1,770
	PRINCIPAL	VALUE
	AMOUNT	(IN USD)
RESIDENTIAL MORTGAGE BACKED SECURITIES - 61.7% continued
Government Agency – 25.8% continued
Fannie Mae REMIC, Series 2013-13,
Class MA, 4.00%, 1/25/43	153,653	167,635
Fannie Mae REMIC, Series 2016-95,
Class LZ, 2.50%, 12/25/46	136,418	134,097
Fannie Mae REMIC, Series 2019-42,
Class ZL, 3.00%, 8/25/49	200,956	223,435
Freddie Mac REMIC, Series 2326,
Class ZP, 6.50%, 6/15/31	28,511	32,720
Freddie Mac REMIC, Series 2653,
Class SC, (Floating, 6.80% - ICE
LIBOR USD 1M, 4.00% Floor,
6.80% Cap), 6.61%, 7/15/33(1)	36,562	42,442
Freddie Mac REMIC, Series 3871,
Class JB, 5.50%, 6/15/41	9,743	11,243
Freddie Mac REMIC, Series 3908,
Class B, 2.50%, 6/15/39	37,231	39,061
Freddie Mac REMIC, Series 3948,
Class AD, 2.00%, 10/15/21	9,280	9,334
Freddie Mac REMIC, Series 3990,
Class GY, 3.50%, 1/15/42	30,000	36,186
Freddie Mac REMIC, Series 4120,
Class QB, 1.50%, 10/15/42	11,930	11,963
Freddie Mac REMIC, Series 4146,
Class ME, 3.50%, 12/15/42	12,000	13,675
Freddie Mac REMIC, Series 4170,
Class TC, 1.63%, 2/15/28	21,133	21,475
Freddie Mac REMIC, Series 4182,
Class MB, 1.50%, 5/15/41	9,845	9,995
Freddie Mac REMIC, Series 4286,
Class DA, 3.50%, 10/15/30	80,713	86,977
Freddie Mac REMIC, Series 4471,
Class GA, 3.00%, 2/15/44	26,390	27,880
		1,423,806
Government Agency - Interest Only – 10.9%
Fannie Mae REMIC, Series 2004-64,
Class SW, (Floating, 7.05% - ICE
LIBOR USD 1M, 7.05% Cap),
6.88%, 8/25/34(1)	56,350	10,035
Fannie Mae REMIC, Series 2005-12,
Class SC, (Floating, 6.75% - ICE
LIBOR USD 1M, 6.75% Cap),
6.58%, 3/25/35(1)	77,865	13,803
Fannie Mae REMIC, Series 2007-88,
Class JI, (Floating, 6.45% - ICE
LIBOR USD 1M, 6.45% Cap),
6.28%, 4/25/37(1)	370,320	82,201

See Notes to the Financial Statements.

RIMROCK CORE BOND FUND

SCHEDULE OF INVESTMENTS	MAY 31, 2020

	PRINCIPAL	VALUE
	AMOUNT	(IN USD)
RESIDENTIAL MORTGAGE BACKED SECURITIES - 61.7% continued
Government Agency - Interest Only – 10.9% continued
Fannie Mae REMIC, Series 2010-124,
Class SJ, (Floating, 6.05% - ICE
LIBOR USD 1M, 6.05% Cap),
5.88%, 11/25/38(1)	627,806	28,790
Fannie Mae REMIC, Series 2010-147,
Class KI, 1.18%, 1/25/41	1,831,564	62,456
Fannie Mae REMIC, Series 2012-70,
Class YS, (Floating, 6.65% - ICE
LIBOR USD 1M, 6.65% Cap),
6.48%, 2/25/41(1)	30,409	2,444
Fannie Mae REMIC, Series 2013-103,
Class SK, (Floating, 5.92% - ICE
LIBOR USD 1M, 5.92% Cap),
5.75%, 10/25/43(1)	67,466	15,293
Fannie Mae REMIC, Series 2016-105,
Class SA, (Floating, 6.00% - ICE
LIBOR USD 1M, 6.00% Cap),
5.83%, 1/25/47(1)	55,678	11,247
Fannie Mae REMIC, Series 2016-74,
Class GS, (Floating, 6.00% - ICE
LIBOR USD 1M, 6.00% Cap),
5.83%, 10/25/46(1)	64,541	14,552
Freddie Mac REMIC, Series 2981,
Class SU, (Floating, 7.80% - ICE
LIBOR USD 1M, 7.80% Cap),
7.62%, 5/15/30(1)	53,435	9,234
Freddie Mac REMIC, Series 3308,
Class S, (Floating, 7.20% - ICE LIBOR
USD 1M, 7.20% Cap), 7.02%,
3/15/32(1)	47,974	8,686
Freddie Mac REMIC, Series 3460,
Class SA, (Floating, 6.20% - ICE
LIBOR USD 1M, 6.20% Cap),
6.02%, 6/15/38(1)	71,315	15,030
Freddie Mac REMIC, Series 3666,
Class SC, (Floating, 5.77% - ICE
LIBOR USD 1M, 5.77% Cap),
5.59%, 5/15/40(1)	157,056	31,544
Freddie Mac REMIC, Series 4106,
Class EI, 3.50%, 4/15/41	216,379	18,624
Freddie Mac REMIC, Series 4150,
Class DI, 3.00%, 1/15/43	450,916	39,799
Freddie Mac REMIC, Series 4194,
Class BI, 3.50%, 4/15/43	67,102	6,746
Freddie Mac REMIC, Series 4363,
Class TI, 2.80%, 10/15/39(1) (2)	325,000	18,914
Freddie Mac REMIC, Series 4415,
Class IO, 2.84%, 4/15/41(1) (2)	43,657	2,229

	PRINCIPAL	VALUE
	AMOUNT	(IN USD)
RESIDENTIAL MORTGAGE BACKED SECURITIES - 61.7% continued
Government Agency - Interest Only – 10.9% continued
Government National Mortgage
Association, Series 2010-42,
Class BS, (Floating, 6.48% - ICE
LIBOR USD 1M, 6.48% Cap),
6.31%, 4/20/40(1)	38,467	8,114
Government National Mortgage
Association, Series 2013-133,
Class PI, 5.00%, 2/16/37	100,765	12,670
Government National Mortgage
Association, Series 2015-168,
Class SD, (Floating, 6.20% - ICE
LIBOR USD 1M, 6.20% Cap),
6.03%, 11/20/45(1)	904,923	165,176
Government National Mortgage
Association, Series 2016-160,
Class GS, (Floating, 6.10% - ICE
LIBOR USD 1M, 6.10% Cap),
5.93%, 11/20/46(1)	96,303	22,006
		599,593
Non Agency – 25.0%
Banc of America Mortgage Trust, Series
2003-H, Class 3A1, 4.26%,
9/25/33(1) (2)	100,768	92,761
Bear Stearns ALT-A Trust, Series
2004-1, Class 2A2, 3.84%,
2/25/34(1) (2)	67,998	66,742
Bear Stearns ARM Trust, Series 2003-6,
Class 1A2, 4.10%, 8/25/33(1) (2)	92,834	89,655
CHL Mortgage Pass Through Trust,
Series 2004-22, Class A3, 3.84%,
11/25/34(1) (2)	70,064	67,384
CHL Mortgage Pass Through Trust,
Series 2004-HYB3, Class 2A,
3.07%, 6/20/34(1) (2)	73,877	69,219
Countrywide Asset-Backed Certificates,
Series 2004-12, Class AF5, (Step to
4.88% on 07/25/20), 5.68%,
4/25/35(3)	100,366	100,626
Credit Suisse First Boston Mortgage
Securities Corp., Series 2002-AR28,
Class 2A2, 3.69%, 11/25/32(1) (2)	113,846	102,752
Credit Suisse First Boston Mortgage
Securities Corp., Series 2003-AR12,
Class 2A1, 4.20%, 4/25/33(1) (2)	25,218	23,575
Credit Suisse First Boston Mortgage
Securities Corp., Series 2004-AR8,
Class 2A1, 3.98%, 9/25/34(1) (2)	45,842	45,677

See Notes to the Financial Statements.

RIMROCK CORE BOND FUND

SCHEDULE OF INVESTMENTS	MAY 31, 2020

	PRINCIPAL	VALUE
	AMOUNT	(IN USD)
RESIDENTIAL MORTGAGE BACKED SECURITIES - 61.7% continued
Non Agency – 25.0% continued
CSFB Mortgage-Backed Pass Through
Certificates, Series 2003-AR24,
Class 2A4, 4.23%, 10/25/33(1) (2)	93,641	93,287
IndyMac INDX Mortgage Loan Trust,
Series 2005-AR1, Class 4A1,
3.63%, 3/25/35(1) (2)	87,013	82,235
JP Morgan Mortgage Trust, Series
2007-A1, Class 5A2, 3.97%,
7/25/35(1) (2)	76,295	72,982
Merrill Lynch Mortgage Investors Trust,
Series 2003-A3, Class 1A, 3.61%,
5/25/33(1) (2)	111,912	107,019
Residential Asset Securitization Trust,
Series 2004-IP2, Class 2A1, 3.90%,
12/25/34(1) (2)	40,120	37,740
Structured Asset Securities Corp.
Mortgage Loan Trust, Series
2006-EQ1A, Class A1, (Floating,
ICE LIBOR USD 1M + 0.14%, 0.14%
Floor), 0.30%, 7/25/36(1)	104,353	98,930
Structured Asset Securities Corp.
Mortgage Pass Through Certificates,
Series 2003-26A, Class 7A, 3.89%,
9/25/33(1) (2)	76,203	72,476
Wells Fargo Mortgage Backed
Securities Trust, Series 2004-K, Class
2A11, 4.84%, 7/25/34(1) (2)	62,822	62,501
Wells Fargo Mortgage Backed
Securities Trust, Series 2004-K, Class
2A3, 4.84%, 7/25/34(1) (2)	93,815	93,335
		1,378,896
Total Residential Mortgage Backed
Securities
(Cost $3,291,066)		$3,402,295

OTHER STRUCTURED PRODUCTS – 1.8%
CLO / CDO – 1.8%
Garrison Funding L.P., Series 2018-1A,
Class A1T, (Floating, ICE LIBOR USD
3M + 1.45%), 2.57%, 3/20/27(1)	100,000	98,043
Total Other Structured Products
(Cost $99,408)		$98,043

	PRINCIPAL	VALUE
	AMOUNT	(IN USD)
U.S. GOVERNMENT OBLIGATIONS – 2.7%
U.S. Treasury Notes – 2.7%
0.38%, 4/30/25	100,000	100,316
1.75%, 12/31/26	45,000	48,746
		149,062
Total U.S. Government Obligations
(Cost $145,626)		$149,062

	NUMBER	VALUE
	OF SHARES	(IN USD)
SHORT TERM INVESTMENT FUND – 2.4%
Northern Institutional Funds -
U.S. Treasury Portfolio (Premier),
0.14%(4)	135,079	135,079
Total Short Term Investment Fund
(Cost $135,079)		$135,079

Total Investments – 100.5%
(Cost $5,436,296)		$5,543,223
Liabilities less Other Assets – (0.5%)		(29,657)
NET ASSETS – 100.0%		$5,513,566

(1)	Variable rate security. Rate as of May 31, 2020 is disclosed.
(2)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(3)	Step coupon bond. Rate as of May 31, 2020 is disclosed.
(4)	7-day current yield as of May 31, 2020 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M - 1 Month

3M - 3 Month

ARM - Adjustable Rate Mortgage

CDO - Collaterlized Debt Obligation

CLO - Collateralized Loan Obligation

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

ICE - Intercontinental Exchange

IO - Interest Only

LIBOR - London Interbank Offered Rate

REMIC - Real Estate Mortgage Investment Conduit

See Notes to the Financial Statements.

RIMROCK CORE BOND FUND

SCHEDULE OF INVESTMENTS	MAY 31, 2020

USD - United States Dollar

Percentages shown are based on Net Assets.

At May 31, 2020, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
Cash Equivalents	2.4%
AAA	59.8
AA	9.3
A	13.3
BBB	13.6
BB	1.6
Total	100.0%

*	Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of May 31, 2020:

INVESTMENTS	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Corporate bonds(1)	$—	$816,979	$—	$816,979
Commercial Mortgage
Backed Securities(1)	—	941,765	—	941,765
Residential Mortgage
Backed Securities(1)	—	3,402,295	—	3,402,295
Other Structured
Products(1)	—	98,043	—	98,043
U.S. Government
Obligations(1)	149,062	—	—	149,062
Short Term Investment
Fund	135,079	—	—	135,079
Total	$284,141	$5,259,082	$—	$5,543,223
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

RIMROCK CORE BOND FUND

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Rimrock Funds Trust (the “Trust”) is an open-end management investment company that was established as a Delaware statutory trust pursuant to a Certificate of Trust dated August 2, 2018. The Trust’s Agreement and Declaration of Trust permits the Trust to offer separate series (“portfolios”) of units of beneficial interest (“shares”) and separate classes of portfolios. Currently, the Trust offers one class of shares in the Rimrock Core Bond Fund (the “Fund”) which is a separate series of the Trust. The Fund is clas-sified as a “diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund follows accounting and reporting guidance under Financial Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Rimrock Capital Management, LLC (the “Adviser” or “Rimrock Capital”) serves as investment manager to the Fund. The Northern Trust Company (the “Administrator”) serves as the administrator, transfer agent, fund accountant, and custodian for the Fund. Foreside Financial Services, LLC is the distributor of the shares of the Funds (the “Distributor”).

2. SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies adopted and consistently fol-lowed in the preparation of the Fund’s financial statements are set out below:

A)  BASIS OF PREPARATION The financial statements have been pre-pared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

B) USE OF ESTIMATES The preparation of financial statements in accordance with U.S. GAAP requires management to make esti-mates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues generated and expenses incurred during the reporting period. Actual results could differ from these estimates. These financial statements contain all adjustments which are, in the opinion of management of the Trust, necessary to portray a fair statement of the period presented. Such adjustments are normal and recurring in nature. Valuation models used to determine the fair value of unlisted derivative instruments require the use of a number of market based assumptions.

C) DETERMINATION OF THE NET ASSET VALUE The net asset value (“NAV”) of the Fund’s shares is calculated at the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open for regular trading.

D)  INVESTMENT VALUATION The Fund’s portfolio securities are valued at market value based on independent third party pricing. Secu-rities for which quotations are not available are valued at fair value as determined in good faith by the Adviser, subject to the review and supervision of the Board of Trustees (the “Board”). Circum-stances in which securities may be fair valued include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news is released such as governmental approvals. In addition, the Fund’s Fair Value Committee, in its dis-cretion, may make adjustments to the prices of securities held by the Fund if an event occurs after the publication of market values normally used by the Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures. The use of fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by the Fund’s approved inde-pendent third-party pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities. Foreign fixed income securities, however, may be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities. The values of securities of foreign issuers are generally based upon market quotations, which depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other des-ignated time. Shares of open-end investment companies, other than exchange traded funds, are valued at their NAV.

E) INVESTMENT TRANSACTIONS, INCOME AND EXPENSES Investment trans- actions are recorded at the trade date. The Fund determines the gain or loss realized from investment transactions using an iden-tified cost basis method. Interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discounts using the effective yield method. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as such information is available and known to Fund’s man-agement. Expenses are recorded on an accrual basis. The Fund is charged for those expenses that are directly attributable to the Fund.

F) INDEMNIFICATIONS Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties.

RIMROCK CORE BOND FUND

MAY 31, 2020

G) ORGANIZATION AND OFFERING COSTS Organization costs are expensed as incurred. Offering costs are amortized for a period of twelve months upon inception of the Fund.

H) WHEN-ISSUED/DELAYED DELIVERY SECURITIES The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to a Fund until settlement takes place. At the time the Fund enters into this type of transaction, it is required to segregate col-lateral of cash or liquid assets having a fair value at least equal to the amount of the commitment. The Fund identifies securities as segregated with a value that meets or exceeds the value of the com-mitments. When-issued securities at May 31, 2020, if any, are noted in the Schedule of Investments and in aggregate as Payable for when-issued securities, in the Statement of Assets and Liabilities.

3. INVESTMENT TYPES

The Fund may utilize the following types of investments described below to execute their investment strategy to the extent permitted by the Fund’s investment policies.

CASH HOLDINGS

The Fund sweeps uninvested cash into a money market fund dis-closed on the Schedule of Investments.

FIXED INCOME SECURITIES

The Fund may invest in fixed income securities. Fixed income securities consist primarily of debt obligations issued by govern-ments, corporations, municipalities and other borrowers, but may also include structured securities that provide for participation interests in debt obligations. The market value of the fixed income securities in which the Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed income securities gen-erally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Moreover, while secu-rities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect the Fund’s NAV. Secu-rities held by the Fund that are guaranteed by the U.S. Gov-ernment, its agencies or instrumentalities guarantee only the payment of principal and interest and do not guarantee the yield or value of the securities or the yield or value of the Fund’s shares. Further details on fixed income securities are disclosed in the Fund’s Statement of Additional Information (the “SAI”).

CORPORATE DEBT SECURITIES

The Fund may invest in corporate debt securities. The Fund’s investments in U.S. dollar or foreign currency-denominated cor-porate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Adviser’s opinion comparable in quality to corporate debt securities in which the Fund may invest.

The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a ref-erence rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

HIGH YIELD SECURITIES (“JUNK BONDS”) AND SECURITIES OF DISTRESSED COMPANIES

Investments in securities rated below investment grade that are eli-gible for purchase are described as “speculative” by Moody’s, S&P and Fitch. Investment in lower rated corporate debt securities (“high yield securities” or “junk bonds”) and securities of dis-tressed companies generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price vola-tility and principal and income risk. Securities of distressed com-panies include both debt and equity securities. High yield securities and debt securities of distressed companies are regarded as predominantly speculative with respect to the issuer’s con-tinuing ability to meet principal and interest payments. Issuers of high yield and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be suc-cessful. Analysis of the creditworthiness of issuers of debt securities that are high yield or debt securities of distressed companies may be more complex than for issuers of higher quality debt securities.

High yield securities and debt securities of distressed companies may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of these securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sen-sitive to adverse economic downturns or individual corporate developments. The Adviser seeks to reduce these risks through diversification, credit analysis and attention to current develop-ments and trends in both the economy and financial markets.

High yield and distressed company securities may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield and distressed company securities may involve greater costs than transactions in more actively traded securities, which could

RIMROCK CORE BOND FUND

NOTES TO THE FINANCIAL STATEMENTS continued

adversely affect the price at which the Fund could sell a high yield or distressed company security, and could adversely affect the daily NAV of the shares.

The use of credit ratings as the sole method of evaluating high yield securities and debt securities of distressed companies can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments of a debt security, not the market value risk of a security. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser does not rely solely on credit ratings when selecting debt securities for the Fund, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a debt security held by the Fund, the Fund may retain the security if the Adviser deems it in the best interest of shareholders.

MONEY MARKET INSTRUMENTS

The Fund may invest in money market instruments. These instru-ments include, but are not limited to U.S. Government Securities, Bank Obligations, Eurodollar Certificates of Deposit, Obligations of Savings Institutions, Fully Insured Certificates of Deposit, Com-mercial Paper, Money Market Mutual Funds, and Other Short-Term Obligations.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

The Fund may invest in mortgage-related securities and asset-backed securities including mortgage pass-through securities, agency mortgage-related securities, privately issued mortgage-related securities, collateralized mortgage obligations, commercial mortgage-backed securities, other mortgage-related securities, adjustable rate mortgage-backed securities, stripped mortgage-backed securities and asset-backed securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage banks, commercial banks and others. The Fund also may invest in debt securities which are secured with collateral consisting of mortgage-related securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly pay-ments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.

The Fund may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collater-alized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subor-dinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge man-agement fees and administrative expenses.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not regis-tered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Fund as illiquid investments, however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for transactions under Rule 144A of The Securities Act of 1933, as amended (the “1933 Act”). In addition to the normal risks associated with fixed income securities discussed elsewhere in the Fund’s SAI and the Prospectus (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce dis-putes with the issuer or unexpected investment results.

STRIPPED MORTGAGE-BACKED SECURITIES (“SMBS”)

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. For example, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments

RIMROCK CORE BOND FUND

MAY 31, 2020

may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

U.S. GOVERNMENT SECURITIES

The Fund may invest in U.S. Government securities. U.S. Gov-ernment securities are obligations of and, in certain cases, guar-anteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the NAV of the Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discre-tionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as securities issued by members of the Farm Credit System, are supported only by the credit of the agency, instrumentality or corporation. U.S. Government secu-rities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

VARIABLE AND FLOATING RATE SECURITIES

The Fund may invest in variable and floating rate securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as pro-vided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Fund may invest in floating rate debt instruments (“floaters”). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically monthly. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. The Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. To the extent permitted by the Fund’s investment objective and general investment policies, the Fund may invest in residual interest bonds without limitation. The term “residual interest bonds” generally includes tender option bond trust residual interest certificates and instruments designed to receive residual interest payments or other excess cash flows from collateral pools once other interest holders and expenses have been paid.

4. PRINCIPAL RISKS

See below for a summary description of select principal risks. A discussion of the principal risks of investing in the Fund is included in the Fund’s prospectus and SAI.

FIXED INCOME SECURITIES RISK

Call Risk – The risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons, including if there are declining interest rates. If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities or securities with greater credit risks.

Credit Risk – The risk that an issuer of a fixed income security is unable or unwilling to pay its obligations to the Fund when they are due. As a result, the Fund’s income might be reduced, the value of the Fund’s investment might decrease, and/or the Fund could lose the entire amount of its investment.

Extension Risk – The risk that if interest rates rise, prepayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-backed securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their value to fall sharply.

Interest Rate Risk – The risk that fixed income securities will decline in value because of an increase in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

MARKET RISK

The risk that the value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole. Additionally, the prices of securities in which the Fund invests are affected by the economy. The value of the Fund’s investments may decline in tandem with a drop in the overall value of the stock or bond markets based on negative developments in the U.S. and global economies.

LIQUIDITY RISK

The risk that the lack of an active market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund may hold a position in a security that is large relative to the typical trading volume for that security,

RIMROCK CORE BOND FUND

NOTES TO THE FINANCIAL STATEMENTS continued

which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Although the Fund is normally able to sell loans within seven days, a substantial portion of the loans held by the Fund will also experience delayed settlement beyond that period, which can impair the ability of the Fund to pay redemptions or to reinvest proceeds, or may require the Fund to borrow to meet redemptions. Over recent years, the fixed income markets have grown more than the ability of dealers to make markets, which can further constrain liquidity and increase the volatility of portfolio valuations. High levels of redemptions in bond funds in response to market conditions could cause greater losses as a result. Regulations (e.g., the Volcker Rule) may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The liquidity of the Fund’s assets may change over time.

5. FAIR VALUE MEASUREMENTS

U.S. GAAP includes a topic which defines fair value as the price that the Fund would receive upon selling an investment in an orderly and timely transaction to a market participant in the prin-cipal or most advantageous market of the investment. This topic establishes a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Such risks include the inherent risk in a particular valuation technique which is used to measure fair value.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – Inputs using unadjusted quoted prices in active markets or exchanges for identical assets and liabilities.

Level 2 – Significant observable inputs other than those used in Level 1, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment rates, loss severities, credit risks and default rates) or other market corroborated inputs.

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assump-tions made by the Board or persons acting at their discretion that are used in determining the fair market value of invest-ments.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. Government agency securities, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to a Fund or its agents after NAV has been cal-culated on a particular day will not generally be used to retroac-tively adjust the price of a security or NAV determined earlier that day.

Portfolio securities and other assets for which market quotations are readily available are valued at market value. Market values for securities and other instruments are generally determined on the basis of closing prices or the last reported sales prices on an exchange or other market, or if no sales are reported, based on quotes or other market information obtained from a quotation reporting system, established market makers, or pricing services. To the extent these securities are actively traded and valuation adjustments are not applied, they are typically categorized as Level 1 of the fair value hierarchy. Domestic and foreign debt secu-rities where the close of trading does not coincide with the NYSE Close and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services are based on information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities using these valuation adjustments are typically catego-rized as Level 2 of the fair value hierarchy.

With respect to any portion of the Fund’s assets that are invested in one or more open-ended investment management companies, the Fund’s NAV will be calculated based upon the NAVs of such invest-ments. The prospectuses for these open-end investment man-agement companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are cat-egorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and sufficient credit quality are generally valued at amortized cost which approximates fair market value. These investments are cat-egorized as Level 2 of the fair value hierarchy.

RIMROCK CORE BOND FUND

MAY 31, 2020

Investments and derivatives classified within Level 3 have sig-nificant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments may include private equity and real estate investments, certain loan agreements, less-liquid corporate debt securities (including distressed debt instruments) and certain collateralized debt obligations. Also included in this category are options, government and sovereign obligations, government agency securities and corporate bonds for which independent broker prices are used and information relating to the inputs of the price models is currently unavailable.

6. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the period from June 28, 2019 (commencement of operations date) to May 31, 2020 were as follows:

			SHARES FROM	PROCEEDS FROM		PAYMENTS FOR	NET INCREASE/	NET INCREASE/
		PROCEEDS FROM	REINVESTED	REINVESTMENT	SHARES	SHARES	(DECREASE) IN	(DECREASE) IN
Fund	SHARES SOLD	SHARES SOLD	DISTRIBUTIONS	OF DISTRIBUTIONS	REDEEMED	REDEEMED	SHARES	NET ASSETS
Rimrock Core Bond Fund	524,233	$5,238,000	17,302	$175,987	-	$ -	541,535	$5,413,987

7. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggre-gated to $13,425,527 and $7,962,446 respectively, for the period from June 28, 2019 (commencement of operations date) to May 31, 2020, of which $9,324,770 and $6,554,508, respectively were U.S. Government securities.

At May 31, 2020, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appre-ciation (depreciation) on investments (including the effects of foreign currency translation and derivative instruments, if any) and the cost basis of investments (including derivative instru-ments, if any) were as follows:

			NET	COST
	UNREALIZED	UNREALIZED	APPRECIATION	BASIS OF
Fund	APPRECIATION	DEPRECATION	(DEPRECIATION)	INVESTMENTS
Rimrock Core Bond Fund	$236,194	$(115,464)	$120,730	$5,422,493

8. FEDERAL INCOME TAXES

No provision for U.S. federal income taxes has been made since the Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute, each year, sub-stantially all of its taxable income and capital gains to its share-holders.

For financial reporting purposes the Fund may periodically make reclassifications among components of capital accounts to reflect permanent differences between U.S. GAAP and taxable income. The reclassifications have no impact on the net assets of the Fund. During the year, revisions were also made to previously deter-mined taxable income amounts. As a result, the following reclassi-fications were made to the Statement of Assets and Liabilities:

UNDISTRIBUTED
	NET	ACCUMULATED
	INVESTMENT	NET REALIZED	CAPITAL
Fund	INCOME	GAIN/LOSS	STOCK
Rimrock Core Bond Fund	$(5,123)	$5,123	$ -

As of May 31, 2020, there were no capital loss carryforwards for U.S. federal income tax purposes.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules affecting the Fund. In general, the pro-visions of the Act are effective for the Fund’s fiscal year ended May 31, 2020. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all, or a portion of a Fund’s pre-enactment capital loss carryovers may expire without being utilized, due to the fact that post-enactment capital losses are utilized before pre-enactment capital loss carryovers.

The Fund is subject to the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 740-10, Income Taxes. This standard provides guidance as to how uncertain tax positions should be recognized, measured, presented and disclosed in the Fund’s financial state-ments. The Fund recognizes the tax benefits of uncertain tax posi-tions only where the position is more-likely-than-not (i.e. greater than 50-percent) to be sustained assuming examination by a tax authority based on the technical merits of the position. In evalu-ating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the Fund’s financial statements. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. The Fund analyzes all open tax years for all major taxing jurisdictions. Open tax years are those that are open to examination by taxing

RIMROCK CORE BOND FUND

NOTES TO THE FINANCIAL STATEMENTS continued

authorities, as defined by the statute of limitations in each juris-diction. The Fund has no examinations by tax authorities in progress. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Further, Management is not aware of any tax positions for which it is rea-sonably possible that the total amounts of unrecognized tax ben-efits will significantly change in the next twelve months.

As of May 31, 2020, the components of distributable taxable earnings, including temporary differences, were as follows:

TOTAL
	UNDISTRIBUTED	UNDISTRIBUTED			ACCUMULATED	UNREALIZED	ACCUMULATED
	ORDINARY	LONG TERM	ACCUMULATED	DISTRIBUTIONS	CAPITAL AND	APPRECIATION/	EARNINGS
Fund	INCOME	CAPITAL GAINS	EARNINGS	PAYABLE	OTHER LOSSES	(DEPRECIATION)	(DEFICIT)
Rimrock Core Bond	$ -	$ -	$ -	$(11)	$ -	$120,730	$120,719

The taxable character of distributions paid during the fiscal year ended May 31, 2020, were as follows:

	DISTRIBUTIONS FROM
	ORDINARY	LONG-TERM	RETURN OF
Fund	INCOME	CAPITAL GAIN	CAPITAL
Rimrock Core Bond	$154,993	$ -	$21,140

9. DISTRIBUTIONS TO SHAREHOLDERS

The Fund intends to declare and pay dividends from net investment income monthly. The Fund intends to make distribu-tions of capital gains, if any, at least annually, usually in December. Dividends and distributions are reinvested in additional shares unless otherwise indicated.

Distributions of net realized capital gains, if any, are declared and paid at least annually. The Fund may also make a special distri-bution to comply with federal tax requirements. Income dividends and capital gains distributions determined in accordance with federal income tax regulations may differ from U.S. GAAP. Differ-ences between tax regulations and U.S. GAAP may change the fiscal period in which income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss car-ryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differ-ences include the treatment of foreign currency transactions and swap transactions. As a result, income dividends and capital gain distributions declared during a fiscal period for federal tax pur-poses may differ significantly from the net investment income and realized capital gain reported on the Fund’s financial statements presented under U.S. GAAP. In general, to the extent that any dif-ferences which are permanent in nature result in over distributions to shareholders, the amount of the over distribution may be reported as return of capital. Temporary differences do not require reclassification. See note 8 for further details.

10. RELATED PARTIES

INVESTMENT ADVISORY FEES

The Fund has an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser with whom certain officers and directors of the Fund are affiliated, to furnish investment man-agement services to the Fund. Under the terms of the Advisory Agreement, the Fund pays an annual advisory fee of 0.30% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep total annual Fund oper-ating expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are pur-chased and sold by the Fund, acquired fund fees and expenses, and other non-routine expenses not incurred in the ordinary course of the Fund’s business (collectively, “excluded expenses”)) from exceeding 0.65% of the Fund’s average daily net assets until June 30, 2021 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (other than excluded expenses) and the expense cap to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment (less any reimbursement previ-ously paid) if at any point total annual Fund operating expenses (other than excluded expenses) are below the expense cap at the time of both (i) such fee waiver or reimbursement and (ii) the recoupment. This agreement may be terminated: (i) by the Board for any reason at any time; or (ii) by the Adviser, upon ninety days’ prior written notice to the Trust, effective as of the close of business on June 30, 2021. The total amounts subject to recovery in future fiscal years are show below:

2023
Rimrock Core Bond Fund	$239,607

RIMROCK CORE BOND FUND

MAY 31, 2020

DISTRIBUTION AND SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan”). Under the Distribution Plan, the Fund may pay the Distributor annual fees (“12b-1 fees”) of up to 0.25% of the Fund’s average daily net assets attributable to its capital shares in consideration for distribution and shareholder services and the assumption of related expenses.

CONCENTRATION OF OWNERSHIP

A significant portion of the Fund’s shares may be held in a limited number of shareholder accounts. To the extent that a shareholder or group of shareholders redeem a significant portion of the shares issued by the Fund, this could have a disruptive impact on the effi-cient implementation of the Fund’s investment strategy.

At May 31, 2020, approximately 98% of the shares issued by the Fund were owned by the Adviser or Adviser-related shareholders.

11. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATIONS

On March 30, 2017, the FASB issued Accounting Standards Update (ASU) 2017-08 “Premium Amortization on Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities held at premium, shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for consid-ering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will con-tinue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. For all other entities, ASU 2017-08 is effective for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. Earlier application is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.

12. LIBOR TRANSITION

Certain of the Fund’s investments, payment obligations, and financing terms may be based on floating rates such as LIBOR, Euro Interbank Offered Rate, and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indi-cates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. The transition away from Reference Rates may lead to increased vola-tility and illiquidity in markets that are tied to such Reference Rates and reduced values of Reference Rate-related instruments. This announcement and any additional regulatory or market changes that occur as a result of the transition away from Reference Rates may have an adverse impact on the Fund’s investments, perfor-mance, or financial condition. In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform. The amendments in ASU 2020-04 provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transac-tions affected by reference rate reform if certain criteria are met. The standard is effective as of March 12, 2020 through December 31, 2022. The Fund did not utilize the optional expe-dients and exceptions provided by ASU 2020-04 during the period ended May 31, 2020.

13. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Fund through the date the financial statements were issued, and has con-cluded that there are no identified subsequent events relevant for financial statement adjustment or disclosure.

RIMROCK CORE BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Rimrock Funds Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Rimrock Funds Trust (the “Fund”), comprising of Rimrock Core Bond Fund, including the schedule of investments, as of May 31, 2020, the related statement of operations, changes in net assets, and financial highlights for the period June 28, 2019 (commencement of operations) through May 31, 2020, and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position the Fund, as of May 31, 2020, and the results of its operations, the changes in its net assets, and the financial highlights for the period June 28, 2019 (commencement of operations) through May 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian, brokers, and agent banks. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Costa Mesa, California

July 22, 2020

We have served as the auditor of one or more Rimrock investment companies since 2019.

RIMROCK CORE BOND FUND

FUND EXPENSES	MAY 31, 2020 (UNAUDITED)

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the Rimrock Core Bond Fund; and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, December 1, 2019 through May 31, 2020.

1. ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 12/1/2019 - 5/31/2020” to estimate the expenses you paid on your account during this period.

2. HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to high-light your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID**
	EXPENSE	VALUE	VALUE	12/1/2019-
SHARES	RATIO	12/1/2019	5/31/2020	5/31/2020
Actual	0.65%	$1,000.00	$1,018.40	$3.28
Hypothetical	0.65%	$1,000.00	$1,021.75	$3.29

**	Expenses are calculated using the Fund’s annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended May 31, 2020. Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366.

RIMROCK CORE BOND FUND

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of the Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-613-4924.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

OTHER
				NUMBER OF	DIRECTORSHIPS
				PORTFOLIOS IN	HELD
	POSITIONS(S)			THE TRUST	BY TRUSTEE
NAME, ADDRESS, AND	HELD WITH	TERM OF OFFICE/LENGTH OF	PRINCIPAL OCCUPATION(S)	OVERSEEN BY	DURING
YEAR OF BIRTH	TRUST	TIME SERVED	DURING PAST 5 YEARS	TRUSTEE	PAST 5 YEARS

Russell S Gould[1]	Trustee	Indefinite/Since 2019	Founder and President,	1	None
Year of Birth: 1949			the Gould Group,
2009 to present

Jeff Colin[2]	Trustee	Indefinite/Since 2019	Founder and Partner,	1	None
Year of Birth: 1963			Baker Street Advisors,
LLC, 2004 to present

[1]	The mailing address of Mr. Gould is The Gould Group, 15070 Grand Knoll Drive, Meadow Vista, CA 95722

[2]	The mailing address of Mr. Colin is Baker Street Advisors, LLC, 455 Market Street, 23rd floor, San Francisco, CA 94015

The following table provides information regarding a Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

OTHER
				NUMBER OF	DIRECTORSHIPS
				PORTFOLIOS IN	HELD
	POSITIONS(S)			THE TRUST	BY TRUSTEE
NAME, ADDRESS, AND	HELD WITH	TERM OF OFFICE/LENGTH OF	PRINCIPAL OCCUPATION(S)	OVERSEEN BY	DURING
YEAR OF BIRTH	TRUST	TIME SERVED	DURING PAST 5 YEARS	TRUSTEE	PAST 5 YEARS

Scott Dubchansky[1,2]	President &	Indefinite/Since 2019	Managing Director,	1	None
Year of Birth: 1960	Chairman of the		Rimrock Capital Management,
	Board of		LLC, 2011 to present.
Trustees
Barbara Crowell[1]	Chief Financial	Indefinite/Since 2019	Senior Vice President,	N/A	N/A
Year of Birth: 1977	Officer &		Chief Financial Officer,
	Treasurer		Rimrock Capital Management,
LLC, 2014 to present.

Robert S. De Leon[1]	Secretary, Chief	Indefinite/Since 2019	Senior Vice President,	N/A	N/A
Year of Birth: 1965	Compliance		General Counsel and
	Officer &		Chief Compliance Officer,
	Anti-Money		Rimrock Capital Management,
	Laundering		LLC, 2014 to present.
Officer

1   The mailing address of Messrs. Dubchansky and De Leon and Ms. Crowell is Rimrock Capital Management, LLC, 100 Innovation Drive, Suite 200, Irvine, CA 92617

2   Mr. Dubchansky is the Managing Director of Rimrock Capital Management, LLC and is therefore deemed to be an “interested person” of the Trust as defined in the 1940 Act.

RIMROCK CORE BOND FUND

THIS PAGE INTENTIONALLY LEFT BLANK

RIMROCK CORE BOND FUND

FOR MORE INFORMATION

1. PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (or on Form N-PORT’s predecessor form, Form N-Q). The Fund’s Form N-PORT reports are available on the SEC’s web site at www.sec.gov.

2. PROXY VOTING

The Trust’s Proxy Voting Policies and Procedures and the Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting SEC’s web site at www.sec.gov or by calling Rimrock Investor Rela-tions at 949-381-7800.

Privacy Notice

This information is not part of the Annual Report.

Maintaining the confidentiality and security of your personal financial information is very important to us at Rimrock Capital Management, LLC (“Rimrock”).

INFORMATION WE COLLECT. To provide you with superior service, we may collect several types of nonpublic personal information about you, including:

▪	Information from forms you fill out and send to us in connection with your investment in one of our funds (such as your name, address, and social security number).

▪	Information you give us verbally.

▪	Information you submit to us in correspondence, including emails.

▪	Information about the amounts you have invested in our funds (such as your initial investment and any additions to and withdrawals from your capital account).

▪	Information about any bank account you use for transfers between your bank account and your capital account in any of our funds, including information provided when effecting wire transfers.

INFORMATION WE SHARE. We do not sell your personal information and we do not disclose it to anyone except as permitted or required by law. For example, we may share information we collect about you with our independent auditors in the course of the annual audit of the fund in which you have an investment. We may share this information with our legal counsel as we deem appropriate and with regulators. Additionally, we may disclose information about you at your request (for example, by sending duplicate account statements to someone you designate), or as otherwise permitted or required by law.

INFORMATION SECURITY. Within Rimrock, access to information about you is restricted to those employees who need to know the information to service your account. Rimrock employees are trained to follow our procedures to protect your privacy and are instructed to access information about you only when they have a business reason to obtain it.

CHANGES TO OUR PRIVACY POLICY. We reserve the right to change our privacy policy in the future, but we will not disclose your nonpublic personal information as required or permitted by law without giving you an opportunity to instruct us not to.

QUESTIONS. For questions about our privacy policy, or for additional copies of this notice, please call us at (949) 381-7800 or e-mail us at ir@rimrockcapital.com.

Administrator, Custodian and Transfer Agent

The Northern Trust Company

333 South Wabash Avenue

Chicago, Illinois 60604

312-630-6000

Investment Adviser

Rimrock Capital Management LLC

100 Innovation Drive, Suite 200

Irvine, California 92617

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

695 Town Center Drive, Suite 1000

Costa Mesa, California 92626

Distributor

Foreside Financial Services, LLC

3 Canal Plaza

Suite 100

Portland, Maine 04101

Legal Counsel

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a “code of ethics” (as such term is defined in Item 2 of Form N-CSR) that applies to the registrant’s principal executive officer and principal financial officer. This code is filed as Exhibit 13(a)(1) hereto. There are no amendments or waivers to report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has not designated a financial expert serving on the Audit Committee. The registrant’s Audit Committee is comprised of Trustees who are non-interested and independent. The Audit Committee believes that the collective experience and expertise of the members in assessing the performance of companies and the evaluation of financial statements is sufficient to assess the issues which can reasonably be expected to be raised by the Trust’s financial statements.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Fiscal year ended May 31, 2020: $ 10,000

The fees paid to Deloitte & Touche LLP relate to the audit of the registrant’s annual financial statements and letter for the filings of the registrant’s Form N-CEN and Form N-1A.

(b)	Audit-Related Fees

Fiscal year ended May 31, 2020: $0

(c)	Tax Fees

Services related to the preparation of the registrant’s tax returns, review of annual distributions, and additional tax provision support were not paid to the registrant’s principal accountant.

(d)	All Other Fees

Fiscal year ended May 31, 2020: $0

(e)(1) Except as permitted by rule 2-01(c)(7)(i)(C) of regulation S-X the registrant’s audit committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the registrant. Prior to the commencement of any audit or non-audit services to the registrant, the audit committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2) Fiscal year ended May 31, 2020: 0%

(f) Not applicable.

(g) Fiscal year ended May 31, 2020: 0%

(h) There were no non-audit services provided to the registrant by its principal accountant.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers is included in the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Rimrock Funds Trust

By:	/s/ Barbara Crowell
Barbara Crowell
Treasurer and Principal Financial Officer

Date:	July 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Scott Dubchansky
Scott Dubchansky
President and Principal Executive Officer

Date:	July 29, 2020

By:	/s/ Barbara Crowell
Barbara Crowell
Treasurer and Principal Financial Officer

Date:	July 29, 2020